JULY 29, 2014
Summary Prospectus
BlackRock FundsSM  |  Investor and Institutional Shares
►	BlackRock U.S. Treasury Money Market Portfolio
Investor A: CUAXX • Institutional: PGIXX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 29, 2014, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock U.S. Treasury Money Market Portfolio
Investment Objective

The investment objective of BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Treasury Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.29%
Total Annual Fund Operating Expenses	0.93%	0.74%
Fee Waivers and/or Expense Reimbursements[1]	(0.05)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.88%	0.41%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 59, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.88% (for Investor A Shares) and 0.41% (for Institutional Shares) until August 1, 2015. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the U.S. Treasury Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$90	$291	$510	$1,138
Institutional Shares	$42	$203	$379	$ 887

Principal Investment Strategies of the Fund

The U.S. Treasury Money Market Portfolio seeks to achieve its investment objective by investing 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
The Fund may invest in U.S. Treasury Floating Rate Notes (FRNs). These are two-year notes issued by the U.S. Treasury that reset their interest rates on a weekly basis. At maturity, the face value of an FRN is paid to the note holder.
The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.
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The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

The U.S. Treasury Money Market Portfolio cannot guarantee that it will achieve its investment objective.
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented will affect the Fund’s operations and may affect the Fund’s return potential.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
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Performance Information

The information shows you how the U.S. Treasury Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
U.S. Treasury Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2013). The year-to-date return as of June 30, 2014 was 0.00%.
As of 12/31/13 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock U.S. Treasury Money Market Portfolio — Investor A Shares
Return Before Taxes	0.01%	0.01%	1.27%
BlackRock U.S. Treasury Money Market Portfolio — Institutional Shares
Return Before Taxes	0.01%	0.01%	1.43%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The U.S. Treasury Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the U.S. Treasury Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
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	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The U.S. Treasury Money Market Portfolio’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Treasury Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
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